UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 8, 2015

China Senior Living Industry International Holding Corporation

(Formerly known as “China Forestry Inc”)

(Exact Name of Registrant as Specified in Its Charter)

Nevada	87-0429748
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Economic Development Zone of Hanzhong City,

Shaan’xi Province, The People’s Republic of China

(Address of principal executive offices)

(011) (86) 29-85257870

(Registrant's telephone number)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 8, 2015, China Forestry Inc (“Company”) filed an amendment of Articles of Incorporation with the State of Nevada and changed its name to China Senior Living Industry International Holding Corporation.

The filing of the amendment of Articles of Incorporation to change the Company’s name to China Senior Living Industry International Holding Corporation has received the approval of the Board of Directors and has also received the consent of the majority stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

China Senior Living Industry International Holding Corporation

(Formerly known as “China Forestry Inc”)

By:

/s/ Yueping Li

Yueping Li

CEO

Date:

September 16, 2015